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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2004
                                                           -------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       1-12107                        31-1469076
--------------               ----------------                ------------------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)













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Item 5.  Other Events and Regulation FD Disclosure.
--------------------------------------------------

          On May 28, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release announcing the resignation of Seth R. Johnson from the Board of Directors of the Company, effective July 26, 2004. A copy of this news release is attached as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
         --------

             99 News release issued by Abercrombie & Fitch Co. on May 28, 2004 announcing resignation of Seth R. Johnson from the Board of Directors, effective July 26, 2004



                  [Remainder of page intentionally left blank;
                          signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ABERCROMBIE & FITCH CO.


Dated:  May 28, 2004                     By: /s/ Susan J. Riley
                                            ------------------------------------
                                            Susan J. Riley
                                            Senior Vice President-Chief
                                            Financial Officer














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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 28, 2004

                             Abercrombie & Fitch Co.


Exhibit No.    Description
-----------    -----------

    99 News release issued by Abercrombie & Fitch Co. on May 28, 2004 announcing resignation of Seth R. Johnson from the Board of Directors, effective July 26, 2004






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